UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2021

Aerojet Rocketdyne Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-01520	34-0244000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 N. Pacific Coast Highway, Suite 500

El Segundo, California, 90245

(Address of principal executive offices) (Zip Code)

(310) 252-8100

Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	AJRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2021 annual meeting of stockholders (the “Annual Meeting”) on May 5, 2021 virtually, conducted via a live webcast. At the Annual Meeting, the Company’s stockholders were asked to vote upon:

1.

The election of eight directors to the Company’s Board of Directors to serve until the 2022 annual meeting of stockholders. The nominees for election were Kevin P. Chilton; Thomas A. Corcoran; Eileen P. Drake; James R. Henderson; Warren G. Lichtenstein; Lance W. Lord; Audrey A. McNiff and Martin Turchin;

2.	An advisory vote to approve a resolution approving executive compensation; and

3.

The ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, as independent auditors of the Company for the fiscal year ending December 31, 2021.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 68,498,429 shares of the 80,038,681 shares of the Company’s common stock entitled to vote, were as follows:

1.

The election of each of Mses. Drake and McNiff and Messrs. Chilton, Corcoran, Henderson, Lichtenstein, Lord, and Turchin as directors of the Company to serve until the 2022 annual meeting of stockholders, and until his or her successor is elected and qualified, was approved as follows:

	For	Withheld	Broker Non-Votes
Kevin P. Chilton	56,703,621	750,966	11,043,842
Thomas A. Corcoran	53,740,090	3,714,497	11,043,842
Eileen P. Drake	55,452,636	2,001,951	11,043,842
James R. Henderson	55,633,831	1,820,756	11,043,842
Warren G. Lichtenstein	53,933,153	3,521,434	11,043,842
Lance W. Lord	56,827,336	627,251	11,043,842
Audrey A. McNiff	56,695,874	758,713	11,043,842
Martin Turchin	55,625,935	1,828,652	11,043,842

2.	The stockholders approved an advisory resolution on executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
55,717,180	1,527,881	209,526	11,043,842

3.	The stockholders ratified the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
67,680,006	173,338	645,085	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2021

AEROJET ROCKETDYNE HOLDINGS, INC.

By:	/s/ Arjun L. Kampani
Name: Arjun L. Kampani
Title: Senior Vice President, General Counsel and Secretary